SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, DC 20549

                            FORM 8-K

                         CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange
                         Act of 1934

Date of Report (Date of earliest event reported):  April 28, 2004

                 Commission File Number 1-05707

               GENERAL EMPLOYMENT ENTERPRISES, INC.
      (Exact name of registrant as specified in its charter)

           Illinois                                   36-6097429
(State or other jurisdiction of                    (I.R.S. Employer
incorporation or organization)                    Identification Number)

   One Tower Lane, Suite 2100, Oakbrook Terrace, Illinois      60181
       (Address of principal executive offices)              (Zip Code)

   Registrant's telephone number, including area code:  (630) 954-0400




Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibits

The following exhibit is filed as a part of this report:

No.     Description of Exhibit

99.01 Press release issued by General Employment Enterprises, Inc., dated April 28, 2004.


Item 12.  Results of Operations and Financial Condition.

On April 28, 2004, General Employment Enterprises, Inc. issued a press release containing information regarding its results of operations and financial condition for the quarter ended March 31, 2004. A copy of the press release is furnished as an exhibit to this Form 8-K Current Report.




                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   GENERAL EMPLOYMENT ENTERPRISES, INC.
                                              (Registrant)

Date:  April 29, 2004              By: /s/ Kent M. Yauch
                                   Kent M. Yauch
                                   Vice President, Chief Financial
                                   Officer and Treasurer